Exhibit 10.22

ACKNOWLEDGEMENT

Each Lender executing a counterpart to this Acknowledgement hereby acknowledges that:

(a)	the waivers contained in Sections 1(a) and 1(b) of the First Amendment and Waiver dated as of March 9, 2004 (the “First Amendment”) are effective with respect to charges resulting from the adverse judgment (the “Judgment”) described in the memorandum to the Muzak Lender Group, dated March 24, 2004, and the establishment of a reserve with respect thereto; and

(b)	no Default or Event of Default under Sections 7.1(a) and 7.1(c) of the Credit Agreement dated as of May 20, 2003 (the “Credit Agreement”), among MUZAK HOLDINGS LLC (“Holdings”), MUZAK LLC as Borrower (the “Borrower”), the lenders from time to time parties thereto (the “Lenders”), BEAR, STEARNS & CO. INC. and LEHMAN BROTHERS INC., as Joint Lead Arrangers, LEHMAN COMMERCIAL PAPER INC. and FLEET NATIONAL BANK, as Co-Syndication Agents, GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent (“Administrative Agent”) shall occur as a result of charges relating to the Judgment or the establishment of any reserve relating thereto for purposes of the fiscal quarter ended December 31, 2003.

The Lenders hereby acknowledge the above as of March 26, 2004.

[Signature pages follow]

Acknowledgement

MUZAK LLC, as Borrower

By: /s/ Catherine Walsh
Name: Catherine Walsh Title: Treasurer

MUZAK HOLDINGS LLC

By: /s/ Catherine Walsh
Name: Catherine Walsh Title: Treasurer

Acknowledgement

BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent and a Lender

By: /s/ Victor Bulzacchelli
Name: Victor Bulzacchelli Title: Authorized Agent

Acknowledgement

LEHMAN COMMERCIAL PAPER INC., as Lender

By: /s/ Frank P. Turner
Name: Frank P. Turner Title: Authorized Signatory

Acknowledgement

FLEET NATIONAL BANK, as Lender

By: /s/ Kay H. Campbell
Name: Kay H. Campbell Title: Director

Acknowledgement

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name: Title:

Acknowledgement

CANPARTNERS INVESTMENTS IV, LLC, as Lender

By: /s/ Mitchell R Julis
Name: Mitchell R Julis Title: Authorized Member

Acknowledgement

CANYON CAPITAL CLO 2004-1 LTD., as Lender

By: /s/ Mitchell R Julis
Name: Mitchell R Julis Title: Managing Director

Acknowledgement